UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1548

Armstrong Associates, Inc.

(Exact name of registrant as specified in charter)

Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Address of principal executive offices)

C. K. Lawson
Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Name and address of agent for service)

Registrant's telephone number: 214-720-9101

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

ITEM 1.                      SHAREHOLDERS REPORT.

Management Report to Shareholders

As of December 31, 2009, Armstrong Associates had total net assets of $13,125,705 and a per share price of $9.89, not including a $0.02 income dividend paid in December.

During the six months covered by this report, new investments made for the Fund included purchases of Best Buy, DirecTV, Hess Corporation and SPX Corporation.  The largest percentage gains in the portfolio for the period were recorded by Caterpillar, Halliburton and Avery Dennison.

Reflecting a strong market recovery off the lows seen earlier in the calendar year, the Standard & Poor’s 500 Index recorded a total return of +22.59% for the six months and Armstrong had a total investment return of +14.04%.  Based on the current market environment it seems likely that major market indices have established low points for the current market cycle and the question now is the timing and extent of the recovery.

While important political and economic uncertainties remain unresolved and the outlook is clouded and uncomfortable, many outstanding issues should be sorted out, or at least clarified, over the balance of 2010.  Considering the extremely low level of interest rates currently prevailing, the major decline in stock prices seen over the past 2+ years and the large amount of investment funds available on the sidelines, there should be strong underlying support for equity investments and a base for an extended market recovery.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,

C.K. Lawson
February 18, 2010

The Basis for the Selection of Portfolios, Inc. as Adviser for the Fund

The approval of Armstrong’s (the “Fund”) investment advisory agreement with Portfolios, Inc., (“Portfolios”) is made annually by the Independent Directors of its Board of Directors (the “Directors”).  Important determinations and conclusions made by the Directors in connection with this responsibility include the following:

First, the Directors concluded that Portfolios has adhered to the investment specifications included in the Fund’s prospectus and has provided satisfactory long term investment results for the Fund’s shareholders within a variety of investment environments over the years. In addition, on review of the investment management fee paid by the Fund to Portfolios and the related expense ratio of the Fund, the Directors concluded that in comparison to stand-alone funds of comparable size the comparison is satisfactory.  The Directors further believe that the administrative and transfer agent services that Portfolios provides Armstrong have been done efficiently and were provided at a reasonable cost when compared to alternatives that had been considered.

On review of the profitability of the Fund’s investment advisory agreement to Portfolios, Inc., the Directors took into consideration the investment management services provided by the advisor, the staffing required for the advisor to provide these services, the administrative and transfer agent services provided, including staffing and equipment expenses, and the substantial additional services not required under any of the agreements that are provided to Armstrong by Portfolios which have resulted in significant cost savings for the Fund.  The Directors concluded that the investment advisory agreement and related agreements with Portfolios did not result in excessive profits and were reasonable.

Regarding the potential of “economies of scale” that could result from future growth in total assets of the Fund, the Directors’ concluded that the annual investment advisory agreement renewal process allows the Board the continuing opportunity to address the appropriateness of Portfolios’ management fees and instigate changes if and when necessary.

The Directors believe that the management of the Fund by Portfolios, which has been directly involved with the management and administration of Armstrong for approximately 42 years, provides the advantage of an unusual level of continuity for the Fund’s shareholders.  Further, Portfolios’ responsibility for both the Fund’s administrative and transfer agent functions had resulted in a coordinated focus on internal controls that is beneficial to the operation of the Fund.

Having considered the various responsibilities associated with the operation of the Fund and seeing no changes necessary, the Directors agreed that it was in the best interest of the Fund and its shareholders to renew the Investment Advisory, Administrative and Transfer Agent Agreements with Portfolios, Inc.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to enable you to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The Example is based on an investment of $1,000 invested at the beginning of the Fund’s fiscal year on June 30, 2009 and held through December 31, 2009, the six months covered by this semiannual report.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $11,200 account value divided by $1,000 = 11.2), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses ratio and an assumed rate of return of 5% per year before expense, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with 5% hypothetical examples that appear in the shareholder reports of the funds. You may want to add other fees that are not included in the expenses shown in the table such as IRA fees and charges for extra services such as bank wires.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do nor reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (Note that there are no transaction costs associated with Armstrong Associates share transactions). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,140.00	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.74

*Expenses are equal to Armstrong Associates annualized expense ratio of 1.32%, multiplied by the average  account value over the period, multiplied by 184/365 days.

Statement of Operations — 6 Months Ended December 31, 2009

Investment income
Income:
Dividends		$97,655
Interest		629
Total income		98,284
Operating expenses
Investment advisory fees	$51,260
Administrative fees	8,000
Custodian fees	3,251
Transfer agent fees	4,927
Legal fees	107
Accounting fees	5,265
Registration fees, licenses and other	2,773
Directors’ fees and expenses	4,515
Reports and notices to shareholders	3,630
Insurance expense	902	84,630
Net investment income		13,655
Realized and unrealized gains and losses on investments
Realized gains
Proceeds from sales		41,258
Cost of securities sold		—
Net realized gains		41,258
Unrealized appreciation
Beginning of year		3,261,012
End of year		4,880,716
Increase in unrealized appreciation		1,619,705
Net realized and unrealized gain on investments		1,660,963
Increase in net assets from operations		$1,674,618

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — 6 Months Ended December 31, 2009

Operations:
Net investment income	$13,655
Net realized gains on investments	41,258
Increase in unrealized appreciation of investments	1,619,705
Net increase in net assets resulting from operations	1,674,618

Distributions to shareholders
Distributions paid	26,583
Decrease in net assets resulting from distribution to shareholders	26,583

Capital share transactions
Net proceeds from sale of capital stock	58,896
Net asset value of shares issued as reinvestment of dividends	26,179
85,075
Less cost of shares repurchased	878,064
Net decrease in net assets resulting from capital share transactions	(792,989)
Total decrease in net assets	855,046

Net assets:
Beginning of period	12,270,663
End of period	$13,125,705

Condensed Financial Information

Selected Per Share Data and Ratios (a)	Six months ended 12/31/09	Per share income and capital changes for a share outstanding throughout the year ended June 30
		2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.01	.02	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	1.2	(2.84)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	1.22	(2.82)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	.02	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	—	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$9.89	$8.55	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return (b)	14.04%	(23.64)%	(4.55)	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	$13,125	12,587	16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.32	1.24	1.17	1.17	1.20	1.26	1.27	1.34	1.21	1.20	1.23	1.24	1.34	1.47	1.44
Ratio of net investment income to average net assets	.1	.2	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	0%	0	2	4	11	7	5	4	7	9	6	3	20	7	19

Notes:
(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) For the six month period ending December 31, 2009, the total return for the period was 14.04%. This return is not annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets — December 31, 2009

Assets:
Investment in securities at market value (identified cost, $8,202,452)	$13,083,184
Cash	34,517
Dividends receivable	16,849
Interest receivable	62
Receivable for fund shares purchased	—
Prepaid expenses and other assets	1,503
$13,136,117

Liabilities:
Payable to Portfolios, Inc.	10,815
Accrued expenses and other liabilities	(404)
Payable fund shares redeemed	—
Payable for purchase of securities	—
10,411
Total net assets equivalent to $9.89 per share with 1,326,907 shares outstanding	$13,125,705

Selected Per Share Data and Ratios (a)	Per share income and capital changes for a share outstanding throughout the year ended June 30
	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return (b)	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.80	1.79	1.79	1.80	1.87	1.79	1.94	1.97	1.73	1.61	1.71
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

Selected Per Share Data and Ratios (a)	Per share income and capital changes for a share outstanding throughout the year ended June 30
	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return (b)	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.56	1.57	1.67	1.50	1.64	1.50	1.45	1.50	1.50	1.50
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — December 31, 2009

	Shares or principal amount	Cost	Market value

COMMON STOCK (86.0%)
Industry and issue
Aerospace, Industrial Products & Materials (17.1%)
The Boeing Company	5,000	$293,580	$270,650
Caterpillar, Inc.	4,000	267,040	227,960
General Electric Company	15,000	147,489	226,950
Praxair, Inc.	10,000	177,403	803,100
SPX Corporation	3,000	167,287	164,100
United Technologies Corporation	8,000	254,750	555,280
		1,307,549	2,248,040
Business Services & Products (8.0%)
Avery Dennison Corporation	10,000	140,800	364,900
Iron Mountain, Inc.	15,750	265,081	358,470
Staples, Inc.	13,500	175,875	331,965
		581,756	1,055,335
Consumer Discretionary (11.8%)
Best Buy Company	6,000	205,112	236,760
Direct TV Corporation	8,000	198,781	266,800
GameStop Corporation	6,000	270,479	131,640
Pepsico, Inc.	15,000	87,602	912,000
		761,973	1,547,200
Consumer Staples (12.2%)
CVS Caremark Corporation	8,000	233,482	257,680
Kimberly Clark Corporation	6,000	227,121	382,260
Procter & Gamble Company	7,051	166,631	427,502
Wal-Mart Stores, Inc.	10,000	123,000	534,500
		750,234	1,601,942
Energy & Related (7.1%)
Halliburton Company	11,000	238,361	330,990
Hess Corporation	4,000	211,081	242,000
Weatherford International, Inc.	20,000	284,734	358,200
		734,175	931,190
Environmental Services (9.0%)
Stericycle, Inc.	4,500	230,318	248,265
Waste Connection, Inc.	18,000	241,040	600,120
Waste Management, Inc.	10,000	309,300	338,100
		780,658	1,186,485

The accompanying notes are an integral part of these financial statements.

	Shares or principal amount	Cost	Market value

Financial Services (1.4%)
Western Union Company	10,000	$183,243	$188,500
		183,243	188,500
Internet Related (1.0%)
Yahoo, Inc.	7,500	260,835	125,850
		260,835	125,850
Medical & Related (11.7%)
Abbott Laboratories	10,000	57,012	539,900
Covidien, Ltd.	2,500	91,777	119,725
Medtronic, Inc.	20,000	190,438	879,600
		339,227	1,539,225
Technology & Related (6.5%)
Cisco Systems, Inc.	10,000	176,200	239,400
Corning, Inc.	12,000	65,522	231,720
Dell, Inc.	10,000	259,343	143,600
Intel Corporation	12,000	201,840	244,800
		702,905	859,520
Total common stocks		$6,402,555	$11,283,287

SHORT-TERM DEBT (13.7%)
U.S. Treasury bills, due January to March 2010		$1,799,897	$1,799,897
Total Investment Securities – 99.7%		$8,202,452	$13,083,184
Other assets less liabilities – 0.3%			42,521
Total Net Assets – 100.0%			$13,125,705

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — December 31, 2009

Note A — Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under The Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and (ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with procedures established by the Board of Directors of the Fund.  Short-term debt securities are carried at cost which approximates market.  In the event the Fund should have other assets, they are also valued at fair market value as determined in good faith by the Board of Directors.  Using fair market value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.
Investment Transactions and Investment Income
Investment transactions are recorded on the basis of trade date, and realized gains and losses are calculated using the identified cost method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Note B — Federal Income Taxes
As of December 31, 2009, the Company qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Company will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C — Purchases and Sales of Securities
For the six months ended December 31, 2009, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, aggregated $1,006,003 and $0, respectively.
The Company paid total brokerage commissions aggregating $3,770 in the six months ended December 31, 2009 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.

Note D — Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company.  For the six months ended December 31, 2009, investment advisory fees to Portfolios amounted to $51,259.  In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder.  No reimbursements were required during the six months ended December 31, 2009.
Portfolios is the transfer agent for the Company.  Applicable fees and expenses of $4,926 were incurred by the Company for the six months ended December 31, 2009.  In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At December 31, 2009, the Company owed Portfolios $10,815 in accrued investment advisory fees, transfer agent fees and administrative fees.

Note E — Capital Stock
On December 31, 2009, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,613,256.  Transactions in capital stock for the 6 months ended December 31, 2009 and 2008 were as follows:

	2009	2008
Shares sold	6,061	10,796
Shares issued as reinvestment of dividends	2,652	79,532
	8,713	90,328
Shares redeemed	(93,104)	(33,650)
Net increase (decrease) in shares outstanding	(84,391)	56,679

Note F — Distributions to Shareholders
The tax character of distributions paid during the six months ended December 31 was as follows:

	2009		2008
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$26,583	$.02	$70,062	$.05
Capital gains	—	$—	602,536	$.43
Total distributions paid	$26,583	$.02	$672,598	$.48

Officers and Directors

C.K. Lawson
President, Treasurer and Director.

Candace L. Bossay
Vice President and Secretary

George Y. Banks
Director
Retired Partner, Grant Thornton, L.L.P.

Eugene P. Frenkel, M.D.
Director
Professor of Internal Medicine and Radiology
Southwestern Medical School
Douglas W. Maclay Director President, Maclay Properties Company Cruger S. Ragland Director Retired President, Ragland Insurance Agency, Inc. Ann D. Reed Director Private Investor

Custodian Union Bank San Francisco, California	Transfer Agent Portfolios, Inc. Dallas, Texas	Auditors Travis Wolff & Company L.L.P. Dallas, Texas	Investment Advisor Portfolios, Inc. Dallas, Texas

Proxy Voting Information
Shareholders can obtain a free copy of Armstrong’s proxy voting policies and procedures and voting record over the most recent 12 months ending June 30 upon request to: Armstrong Associates, Inc. 750 N. St. Paul St., Ste. 1300, Dallas, Texas 75201, (214) 720-9101, or at the SEC’s website, www.sec.gov.

Armstrong’s Portfolio Information
Armstrong files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov.  In addition the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is unaudited and is prepared for the information of the shareholders of Armstrong Associates, Inc.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3236
(214) 720-9101      (214) 871-8948 FAX

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on review and evaluation, the Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within the 90 day period proceeding the filing date of this document.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could materially affect these controls over financial reporting (as defined by Rule 30a-3(d) of the 1940 Act) within the period from June 30, 2008, through December 31, 2008, and, subsequently, up to the date of this filing, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Armstrong Associates, Inc.

By /s/ C. K. Lawson
C. K. Lawson
President (CEO) and Treasurer (CFO), Armstrong Associates, Inc.

March __, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ C. K. Lawson
C. K. Lawson
President (CEO) and Treasurer (CFO), Armstrong Associates, Inc.

March __, 2010